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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                                  PFSWEB, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-28275                75-2837058
 (State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)


500 NORTH CENTRAL EXPRESSWAY, PLANO, TX                                 75074
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (972) 881-2900

                                      NONE
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

On April 30, 2001, PFSweb, Inc. (the "Company") received a letter from The Nasdaq Stock Market indicating that the Company complies with the $1.00 minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that the delisting notice previously received from The Nasdaq National Market is rescinded.

Accordingly, the Company's common stock will continue to be listed and will trade on the Nasdaq National Market without interruption.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PFSweb, Inc.



Dated: April 30, 2001                  By: /s/ THOMAS J. MADDEN
                                           -------------------------------------
                                           Thomas J. Madden
                                           Executive Vice President, Chief
                                             Financial and Accounting Officer